Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of NEXT-ChemX Corporation (the “Company”), on Form 10-Q for the period ended March 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Benton Wilcoxon, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended March 31, 2024, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2024, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2025	By:	/s/ Benton Wilcoxon
Benton Wilcoxon
Chief Executive Officer
(Principal Executive Officer)

In connection with this Quarterly Report of NEXT-ChemX Corporation (the “Company”), on Form 10-Q for the period ended March 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, J. Michael Johnson, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended March 31, 2024, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2024, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2025	By:	/s/ John Michael Johnson
John Michael Johnson
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)